Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,560,163.10
Previously Paid Amount	0.00
Total Fee Amount	2,688.46
Total Offset Amount	0.00
Net Fee	$ 2,688.46